COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 16 – COMMITMENTS AND CONTINGENCIES
Commitments:
New Zealand
The purchase commitments described below are presented in the remaining purchase commitments table following such descriptions.
2degrees has outstanding commitments with Ericsson Communications Limited (“Ericsson”) through 2025, under which Ericsson will provide software, hardware and professional services for certain core network projects and for the supply of Radio Access Network (“RAN”) equipment and professional services in connection with 2degrees’ 5G deployment. The commitments with Ericsson also include provision of all relevant technical support services (including software updates and upgrades for purchased core and RAN products) and other related support services such as spare parts maintenance for the RAN program.

In September 2020, 2degrees signed a three-year purchase agreement, effective as of September 1, 2020, with a handset manufacturer that requires 2degrees to purchase a minimum number of handsets per quarter for three years (beginning with the third quarter of 2020). As part of the purchase agreement, 2degrees committed to allocate a certain portion of its advertising budget per contract year to related marketing.
In November 2019, 2degrees entered into a RAN sharing agreement with a New Zealand telecommunications provider (the “RAN Sharing Partner”) under which the RAN Sharing Partner supplies 2degrees with managed capacity service for a specified number of network sites under an indefeasible right to use arrangement. This arrangement allows 2degrees to utilize the third party’s network equipment to serve 2degrees customers on 2degrees’ own spectrum and replaces certain roaming arrangements with the RAN Sharing Partner. The agreement expires in January 2030 and specifies a series of payments over the term of the agreement. The cost of the RAN sharing arrangement is recognized within Cost of service in the Consolidated Statement of Operations on a straight-line basis over the term of the agreement although the payment amounts vary with more significant amounts due in the earlier years. After a specified number of sites have been completed and are available for service, additional payments will be due and 2degrees will begin to make quarterly payments over the remainder of the agreement term. 2degrees will pay the ongoing quarterly payments commencing in 2022 through 2024. On or prior to August 1, 2023, 2degrees has the right to terminate this agreement effective February 1, 2025. In March 2021 and May 2021, 2degrees paid amounts due under this agreement upon completion and availability of a specified number of sites. In December 2021, 2degrees and the RAN Sharing Partner agreed to include a certain number of additional sites under the RAN sharing agreement, the impact of which was not significant.
In October and November 2020, the New Zealand Ministry of Business, Innovation and Employment (the “MBIE”) issued offers to renew licenses for spectrum used by 2degrees in the 1800 MHz and 2100 MHz spectrum bands. The offers were made with respect to 2x20 MHz in the 1800 MHz band and 2x15 MHz in the 2100 MHz band for renewal periods totaling
 20 years

commencing April 2021. 2degrees accepted the offers with an initial term of two years and paid the purchase price for these renewals in January
2021
. The offers for the remaining
18-year
renewal terms are open for acceptance until November 2022 and will not be accepted until closer to that time. The cost of the spectrum for each of the
18-year
terms is permitted to be paid in four annual installments beginning
January 2023
. Although the purchase amounts are not legally committed until final terms for the
18-year
renewal offers are accepted, we have included the expected amounts of all renewal installment payments (inclusive of estimated interest) in the total purchase commitments table below.
In November 2011, 2degrees accepted an offer from the New Zealand Ministry of Economic Development (now part of the MBIE) to renew its 800/900 MHz spectrum licenses effective November 25, 2022 through November 28, 2031. The price will be calculated at the time payment is due in the second quarter of 2022 based on changes to the New Zealand Consumer Price Index and other variables.
2degrees has outstanding commitments with Huawei Technologies (New Zealand) Company Limited (“Huawei”) and Tech Mahindra through 2025 for ongoing network infrastructure support and maintenance, technical support and spare parts maintenance, software upgrades, products, professional services, information technology services, and other equipment and services. The significant majority of the commitment relates to existing network technology and includes amounts that will be reflected within both capital expenditures and operating expenses. In February 2021, effective December 2020, 2degrees and Huawei amended the payment terms for the purchase of existing software licenses to provide for installment payments by 2degrees for this commitment. Quarterly payments commenced in the first quarter of 2021 and will continue through 2022.
In August 2017, the New Zealand government signed an agreement with a New Zealand wireless carriers’ joint venture group, consisting of 2degrees, Vodafone and Spark New Zealand Limited, to fund a portion of the country’s rural broadband infrastructure project (the “RBI2 Agreement”). 2degrees paid $4.3 million and $5.4 million under the RBI2 Agreement during the year ended December 31, 2021 and 2020, respectively, and such payments were included in investing activities in the Consolidated Statements of Cash Flows. As of December 31, 2021 and December 31, 2020, investment in this joint venture was
$13.2 million and $9.9 million, respectively, and was included in Other assets in the Consolidated Balance Sheets. 2degrees’ estimated outstanding obligation for investments under the RBI2 Agreement does not include potential operating expenses or capital expenditure upgrades associated with the RBI2 Agreement.
As of December 31, 2021, 2degrees had other purchase commitments through 2025 with various vendors to acquire hardware and software related to ongoing network and Information Technology (“IT”) projects, as well as for IT support services, IT development, consulting, advertising and marketing costs. None of these commitments is significant individually.
Total purchase commitments for each of the next five years for New Zealand as of December 31, 2021, based on exchange rates as of that date, are as follows:

Years Ending December 31,
2022	$110,912
2023	24,831
2024	17,297
2025	10,499
2026	8,209

Bolivia
In December 2016, NuevaTel signed an agreement with Telefónica Celular de Bolivia S.A. (“Telecel”) pursuant to which Telecel provides NuevaTel the right to use Telecel’s existing and future capacity to transport national telecommunications data. This purchase commitment expires in
2031.

NuevaTel also has purchase commitments through 2028 with various vendors primarily to acquire telecommunications equipment, capacity to transport telecommunications data, support services and advertising costs which are not significant individually.
Total purchase commitments for each of the next five years for Bolivia as of December 31, 2021 are as follows:

Years Ending December 31,
2022	$12,043
2023	2,110
2024	2,110
2025	2,110
2026	2,110
The Bolivian regulatory authority, the Autoridad de Regulación y Fiscalización de Telecomunicaciones y Transportes of Bolivia (“ATT”), has conditioned the 4G license awarded to NuevaTel on meeting service deployment standards, requiring that the availability of 4G service expand over a
96-month
period from urban to rural areas. Although NuevaTel has met its 4G launch commitments thus far, it is required to build 4G LTE sites in all of the
339
municipalities of Bolivia by October 2022. Although these commitments have been met to date, NuevaTel anticipates that it will be delinquent in meeting this obligation and as a result could be fined approximatel
y $0.2
million by the ATT. The ATT also has the authority to institute license revocation proceedings in connection with a failure to initiate LTE service in a timely fashion. NuevaTel has received no indication regarding the likelihood that the ATT would pursue a license revocation. NuevaTel is evaluating these requirements and related plans in light of the liquidity and cash challenges experienced by the business as discussed above. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies – Impact of COVID-19 on our Business.
Contingencies:
General
The financial statements reflect certain assumptions based on telecommunications laws, regulations and customary practices currently in effect in the countries in which the Company’s subsidiaries operate. These laws and regulations can have a significant influence on the Company’s results of operations and are subject to change by the responsible governmental agencies. The Company assesses the impact of significant changes in laws, regulations and political stability on a regular basis and updates the assumptions and estimates used to prepare its financial statements when deemed necessary. However, the Company cannot predict what future laws and regulations might be passed or what other events might occur that could have a material effect on its investments or results of operations. In particular, Bolivia has experienced, or may experience, political and social instability.
In addition to issues specifically discussed elsewhere in these Notes to our Consolidated Financial Statements, the Company is a party to various lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. Management believes that although the outcomes of these proceedings are uncertain, any liability ultimately arising from these actions should not have a material adverse impact on the Company’s financial condition, results of operations or cash flows. The Company has accrued for any material contingencies where the Company’s management believes the loss is probable and estimable.
Bolivian Regulatory Matters
NuevaTel’s network has experienced several network outages affecting voice and 3G and 4G data services both locally and nationally over the past several years, and outages continue to occur from time to time due to a variety of causes; some of these outages relate to equipment failures or malfunctions within NuevaTel’s network and some outages are the result of failures or service interruptions on communications facilities (e.g. fiber optics lines) leased by NuevaTel from other carriers. As to many of these outages, the Bolivian regulatory authority, the

ATT is investigating if the outages were unforeseen or were events that could have been avoided by NuevaTel, and, if avoidable, whether penalties should be imposed. The ATT investigated an August

2015 outage (in the town of San José de Chiquitos) and imposed a fine of $4.5 million against NuevaTel in 2016. Following numerous appeals, resulting in the rescission and the subsequent reinstatement of the fine by Ministry of Public Works, Services and Housing (the “Ministry”), NuevaTel accrued $4.5 million in the third quarter of 2018 in Other current liabilities and accrued expenses as presented in the Consolidated Balance Sheets as of December 31, 2021 and December 31, 2020. NuevaTel has prosecuted numerous appeals regarding the imposition of this fine. In June 2021, the Bolivian Supreme Tribunal of Justice (the “Tribunal”) annulled the fine and remanded the matter to the Ministry and the ATT to reconsider evidence concerning the
outage (which may include evidence submitted by NuevaTel that the outage was due to circumstances beyond its reasonable control). In October 2021, the Ministry reinstated the $4.5 million fine relating to the 2015 service outage and in January 2022 NuevaTel filed a new appeal before the Tribunal. In September 2021, NuevaTel was notified that the ATT would proceed with collection of the fine, notwithstanding NuevaTel’s appeal; however, a notice to remit payment has not been issued, and although the ATT could attempt to seek certain remedies,
such as freezing NuevaTel’s bank accounts or placing liens on NuevaTel’s assets, no such measures have yet been pursued. Due to the uncertainty regarding the timing and reduction of the fine, the previously recorded amount of

$
4.5
 million continued to be accrued as of December 31, 2021.
In April 2013, the ATT notified NuevaTel that it proposed to assess a fine of $
2.2
 million against NuevaTel for delays in making repairs to public telephone equipment in several Bolivian cities in 2010. NuevaTel accrued the full amount of the fine plus interest of approximately $
0.1
 million but also filed an appeal with the Tribunal in regard to the manner in which the fine was calculated. In December 2017, the
 Tribunal
rescinded the fine on procedural grounds but permitted the ATT to impose a new fine. If the ATT does so, NuevaTel will h av
e the right to discharge the fine by paying half of the stated amount of the penalty on condition that NuevaTel foregoes any right of appeal. NuevaTel has not decided what action it may take in such event.
Due to liquidity issues, as discussed in Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies, NuevaTel has taken a number of actions to conserve cash. Several of these actions could increase NuevaTel’s exposure to regulatory enforcement actions or claims by contractual counterparties should it be in default in meeting its obligations under relevant lease, service and supply agreements. Specifically, NuevaTel was obligated to prepay an annual spectrum usage fee of approximately $
9.5
million to the ATT in January 2022. NuevaTel paid 1/12 of the amount due, advising the ATT that it would pay the balance in monthly installments over the course of 2022. The ATT objected to the prorated payment and may require that NuevaTel be subject to
6
% interest and a
10
% penalty with respect to late payment of the spectrum fee. However, the ATT did not indicate that it would bring any enforcement action against NuevaTel with respect to delinquent payments in 2022. NuevaTel is also obligated to deploy 4G LTE services by October 2022 in numerous municipalities where it does not yet have network infrastructure. NuevaTel anticipates that it will be delinquent in meeting this obligation and as a result could be fined approximately $
0.2
 million by the ATT. The ATT also has the authority to institute license revocation proceedings in connection with a failure to initiate LTE service in a timely fashion. NuevaTel has received no indication regarding the likelihood that the ATT would pursue a license revocation. Additionally, since November 2021, NuevaTel has deferred payments due under other contracts with various suppliers and vendors. To date, none of the counterparties to these contracts has asserted that NuevaTel is in breach of its payment obligations. Finally, should NuevaTel need to reduce staff in order to manage ongoing operating expenses, it will be required to pay certain retirement, severance and accrued leave benefits to employees who are terminated. NuevaTel has reserved funds to cover these costs in the event that such termination liabilities are incurred. Although no claims have arisen to date and no contingency reserves have been recorded related to these topics since losses are not considered probable, management will continue to monitor for potential claims.